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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(D) of

                       the Securities Exchange Act of 1934

                                 ______________


         Date of Report (Date of earliest event reported): April 9, 2002


                                PEOPLESOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


                                     0-20710
                            (Commission File Number)


              DELAWARE                                68-0137069
    (State or Other Jurisdiction                   (I.R.S. Employer
          of Incorporation)                     Identification Number)


   4460 HACIENDA DRIVE, PLEASANTON, CA                   94588
(Address of Principal Executive Offices)              (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 694-3000


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ITEM 5. OTHER INFORMATION

On April 9, 2002, PeopleSoft, Inc. issued a media advisory announcing that it has completed its purchase of all of the outstanding Class A Common Stock of Momentum Business Applications, Inc. (Nasdaq: MMTM).

A copy of the media advisory is attached to this report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits
              99.1    Media advisory dated April 9, 2002.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of: April 9, 2002

                                          PEOPLESOFT, INC.


                                          By:  /s/ KEVIN T. PARKER
                                             -----------------------------------
                                               Kevin T. Parker
                                               Executive Vice President, Finance
                                               and Administration, Chief
                                               Financial Officer (Principal
                                               Financial and Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit     Description
 99.1       Media advisory dated April 9, 2002